UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 18, 2022, Aspen Group, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Northland Securities, Inc. (“Northland”), pursuant to which the Company may issue and sell from time to time, through Northland shares of the Company’s common stock (the “Shares”), with offering proceeds of up to $3,000,000.

Sales of the Shares, if any, may be made by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act of 1933 (the “Securities Act”), including without limitation sales made directly on or through The Nasdaq Global Market, the trading market for the Company’s common stock, on any other existing trading market in the United States for the Company’s common stock, or to or through a market maker. Northland will use commercially reasonable efforts to sell on the Company’s behalf all of the Shares requested to be sold by the Company, consistent with its normal trading and sales practices, subject to the terms of the Agreement. Under the Agreement, Northland will be entitled to compensation of 3% of the gross proceeds from the sales of the Shares sold under the Agreement. The Company also agreed to reimburse Northland for certain specified expenses, including the fees and disbursements of its legal counsel, in an amount not to exceed $50,000. The Company estimates that the total expenses for the offering, excluding compensation and reimbursement payable to Northland under the terms of the Agreement, will be approximately $115,000.

The Shares are being offered and sold pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on August 18, 2022 and the accompanying base prospectus which is part of the Company’s effective Registration Statement on Form S-3 (File No. 333-251459) (the “Registration Statement”). Investors should read the Registration Statement, the base prospectus and the prospectus supplement and all documents incorporated therein by reference.

The Agreement contains representations, warranties and covenants customary for the transactions of this kind.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities. The Registration Statement relating to these securities has been filed with the Commission and has been declared effective.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated August 18, 2022, by and between Aspen Group, Inc. and Northland Securities, Inc.
5.1	Opinion of Nason, Yeager, Gerson, Harris & Fumero, P.A., regarding validity of the securities to be issued.
23.1	Consent of Nason, Yeager, Gerson, Harris & Fumero, P.A. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: August 18, 2022	By:	/s/ Matthew Lavay
Name: Matthew Lavay
Title: Chief Financial Officer